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                                                                    Exhibit 10.1

                 COMPENSATION INFORMATION FOR EXECUTIVE OFFICERS

         The table below provides information regarding the base salary of each executive officer of GTx, Inc. effective as of January 1, 2006:

                                                                                                           Base
           Executive Officer                                        Title                              Compensation
           -----------------                                        -----                              ------------
Mitchell S. Steiner, M.D., F.A.C.S.      Chief Executive Officer and Vice-Chairman of the Board of
                                         Directors                                                        $425,000
Marc S. Hanover                          President and Chief Operating Officer                            $292,000
Henry P. Doggrell                        Vice President, General Counsel and Secretary                    $253,000
Mark E. Mosteller                        Vice President and Chief Financial Officer                       $235,000
Jim Dalton                               Vice President, Preclinical Research & Development               $240,000
K. Gary Barnette                         Vice President, Clinical Research & Development Strategy         $230,000
Gregory A. Deener                        Vice President, Sales & Marketing                                $225,000